UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 10, 2006
(Date of Report)
ONYX SOFTWARE CORPORATION
(Exact name of registrant as specified in charter)

Washington	0-25361	91-1629814
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1100 – 112th Avenue N.E., Suite 100, Bellevue, WA 98004-4504
(Address of principal executive offices, including zip code)
(425) 451-8060
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 2.02.   Results of Operations and Financial Condition.
     On May 10, 2006, Onyx Software Corporation issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.
Item 9.01.   Financial Statements and Exhibits
(d)     Exhibits.
99.1   Press Release of Onyx Software Corporation dated May 10, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX SOFTWARE CORPORATION
Date: May 10, 2006	By:	/s/ Robert J. Chamberlain
	Name:	Robert J. Chamberlain
	Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Onyx Software Corporation dated May 10, 2006